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EXHIBIT 10.14

                         AMENDMENT TO CREDIT AGREEMENT

        THIS AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of December 27, 1999, is by and among AXIA Incorporated, a Delaware corporation (the "Company"), Ames Taping Tool Systems, Inc., a Delaware corporation and Tape Tech Tool Company, Inc., a Delaware corporation (collectively, Ames Taping Tool Systems, Inc. and Tape Tech Tool Co. Inc. are referred to as the "Guarantors"), PARIBAS, a bank organized under the laws of France acting through its Houston Agency ("Paribas") as Agent (Paribas in such capacity, the "Agent") for the Lenders (as such term is defined below), and the banks and other financial institutions listed on the signature pages hereto under the caption "Lender" (collectively, together with all successors and assigns, the "Lenders").

                            PRELIMINARY STATEMENTS

        The Company, the Guarantors, Agent and the Lenders are parties to that certain Credit Agreement dated as of July 22, 1998 (the "Credit Agreement").

        The Company, the Guarantors, the Agent and the Lenders now desire to amend the Credit Agreement as hereinafter set forth.

        NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                   AGREEMENT

ARTICLE I. DEFINITIONS

        SECTION 1.01 Certain Defined Terms. Capitalized terms used in this Amendment which are not otherwise defined in this Amendment are used as defined in the Credit Agreement, as amended hereby.

ARTICLE II. AMENDMENTS

        SECTION 2.01 Amendment to Section 1.01: Definition of "Excess Cash Flow". Effective as of the date hereof, the definition of "Excess Cash Flow" contained in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                "Excess Cash Flow" means, with respect to the Company and its Subsidiaries determined on a consolidated basis for any fiscal year period ending after the Effective Date, the sum of the following to the extent accruing after the Effective Date, (a) EBITDA for such period, minus (b) the amount equal to (i) actual Capital Expenditures (exclusive of Capitalized Lease Obligations) incurred during such period plus (ii) the amount of Capital Expenditures for such period permitted to be made in the next succeeding fiscal year under Section 8.14(c), minus (iii) the amount of Capital Expenditures carried forward from the prior fiscal year under Section 8.14(c) for such

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        period, minus (c) cash taxes, cash Interest Expense and scheduled payments of principal made under the Term Loan, the Acquisition Loan and the ESOP Loan (but only to the extent that net income for such period was not reduced for any expense incurred by the Company for contributions to the ESOP), minus (d) any dividend or payment permitted under Section 8.07(a)(ii) to the extent not deducted in determining EBITDA for such period, minus (e) scheduled principal payments under Capitalized Lease Obligations made during such period, and minus (f) scheduled principal payments under all other Indebtedness made during such period (but only to the extent that net income for such period was not reduced for any expense incurred by the Company for contributions to any Additional ESOP)."

        SECTION 2.02 Amendment to Section 2.09 (b) (iii) of the Credit Agreement. Effective as of the date hereof, subclause (iii) of subparagraph (b) of Section 2.09 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "(iii) 50% of Excess Cash Flow less any voluntary prepayment of principal applied to the Term Loan, the Acquisition Loan, and the ESOP Loan for the immediately proceeding fiscal year (such payment to be made on or before each April 15 beginning April 15, 1999);"

        SECTION 2.03 Amendment to Section 11.01(f) of the Credit Agreement. Effective as of the date hereof, subparagraph (f) of Section 11.01 of the Credit Agreement is hereby amended to delete the reference to "Section 2.08" contained therein and insert in place thereof a reference to "Section 2.09".

        SECTION 2.04 Amendment to Section 11.02(a) and 11.02(b) of the Credit Agreement. Effective as of the date hereof, subparagraph (a) and subparagraph (b) of Section 11.02 are amended and restated and to read in their entirety as follows:

         a)     If to the Company:     801 Travis
                                       Suite 1400
                                       Houston, Texas  77002
                                       Telecopy No: (713) 425-2151
                                       Attention: Lyle Feye

         b)     If to the Agent:       2121 San Jacinto, Suite 930
                                       Dallas, Texas  75201
                                       Telecopy No: (214) 969-0260
                                       Attention: Christopher S. Goodwin

                with copies to:        Paribas
                                       1200 Smith Street, Suite 3100
                                       Houston, Texas 77002
                                       Telecopy No: (713) 659-3832
                                       Attention: Loan Administration

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                and to:                Patton Boggs LLP
                                       2001 Ross Avenue, Suite 3000
                                       Dallas, Texas  75201-8001
                                       Telecopy No. (214) 758-1550
                                       Attention: James C. Chadwick, Esq.

           if to any Lender:           To the address specified by such Lender
                                       (or the Agent on behalf of such Lender)
                                       to the Company


ARTICLE III.  LIMITED WAIVER

        SECTION 3.01 Waiver of Conditions Precedent to, and Consent to, Acquisition of Assets of Concorde Tool Acquisition. Agent hereby waives solely with respect to the acquisition by AXIA Incorporated of certain assets of Condcorde Tool Corporation in the terms and conditions specified in Annex I attached hereto (hereinafter referred to as the "Concord Tool Acquisition") the conditions precedent otherwise applicable thereto set forth in Article V of the Credit Agreement. The Agent, the Lenders, the Company and the Guarantors hereby consent and agree that (a) the Concord Tool Acquisition is deemed to be a Permitted Acquisition and (b) the expenditures by the Company for the purchase price specified in the Concord Tool Acquisition shall not constitute a Capital Expenditure. This waiver and consent applies only to the foregoing matters and nothing contained in this Amendment or any other communication between the Agent, the Lenders, the Company or the Guarantors shall be a waiver of any other present or future violation, Default or Event of Default under the Credit Agreement or any other Loan Document (collectively, "Other Violations"). Similarly, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect the Agent's and the Lenders' right at any time to exercise any right, privilege or remedy in connection with the Credit Agreement or any other Loan Document with respect to any Other Violations, (ii) amend or alter any provision of the Credit Agreement or any other Loan Document or any other contract or instrument except as specifically set forth herein, or (iii) constitute any course of dealing or other basis for altering any obligation of the Company or the Guarantors under the Credit Agreement or any other Loan Documents or any right, privilege or remedy of the Agent and the Lenders under the Credit Agreement or any other Loan Document or any other contract or instrument with respect to Other Violations. Nothing in this letter shall be construed to be a waiver or consent by the Agent and the Lenders to any Other Violations.

ARTICLE IV.  CONDITIONS PRECEDENT

        SECTION 4.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

          (a) The Lenders shall have received (i) this Amendment, duly executed by the Company, the Guarantors, the Agent and the Lenders, (ii) a certificate of the Secretary of the Company acknowledging (A) that the Company's Board of Directors has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by


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the Company of this Amendment, and all other Loan Documents to which the Company is or is to be a party, and (B) the names of the officers of the Company authorized to sign this Amendment and each of the other Loan Documents to which the Company is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers, and
(iii) such additional documents, instruments and information as the Lenders may reasonably request;

         (b) The representations and warranties contained herein and in the Credit Agreement and the Loan Documents, as each is amended hereby, shall be true and correct in all material respects as of the date hereof, as if made on the date hereof (except insofar as such representations and warranties relate expressly to an earlier date);

         (c) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing; and

         (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Agent and their legal counsel.

ARTICLE V.  REPRESENTATIONS AND WARRANTIES

        SECTION 5.01 Representations and Warranties. The Company hereby represents and warrants to the Agent and the Lenders that (a) the representations and warranties contained in the Credit Agreement, as amended hereby, and in any other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (except insofar as such representations and warranties relate expressly to an earlier date); (b) no Default or Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing; and (c) the Company is in full compliance with all covenants and agreements contained in the Credit Agreement and in the other Loan Documents, as amended hereby.

ARTICLE VI.     CONSENT AND CONFIRMATION BY GUARANTORS

        SECTION 6.01 Consent and Confirmation. Each Guarantor hereby consents and agrees to the terms of the foregoing Amendment, and such Guarantor agrees that its Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against it in accordance with its terms. Furthermore, each Guarantor hereby agrees and acknowledges that (a) its Guaranty is not subject to any claims, defenses or offsets, (b) nothing contained in the Credit Agreement, this Amendment or any other agreement, instrument or document executed in connection therewith shall adversely affect any right or remedy of Agent or the Lenders under the Guaranty, (c) the execution and delivery of the Amendment shall in no way reduce, impair or discharge any obligations of the Guarantor as guarantor pursuant to the Guaranty and shall not constitute a waiver by Agent or the Lenders of any of Agent's or the Lenders' rights against such Guarantor, (d) by virtue hereof and by virtue of its Guaranty, each Guarantor hereby guarantees to Agent and the Lenders the prompt and full payment and full and faithful performance by the Company of the entirety of the "Obligations" (as defined in each Guaranty) on the terms and conditions set forth therein and any


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time further modified or amended, (e) such Guarantor's consent is not required to the effectiveness of this Amendment, and (f) no consent by such Guarantor is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Credit Agreement.

ARTICLE VII.     MISCELLANEOUS PROVISIONS

        SECTION 7.01 Ratification of Credit Agreement and Other Loan Documents. Except as expressly provided herein, the Credit Agreement and all other Loan Documents shall remain unmodified and in full force and effect as supplemented and amended hereby. The Company and the Guarantors hereby affirm all the provisions of the Credit Agreement, as amended hereby, and the Loan Documents.

        SECTION 7.02 Confirmation of the Security Documents. The Company and the Guarantors hereby acknowledge and confirm that the Collateral (as defined in the Security Documents) continues to secure the Secured Obligations (as defined in the Security Documents), including those arising under the Credit Agreement, as amended hereby.

        SECTION 7.03     Counterparts.   This Amendment may be executed in one
or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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        IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above written.

                                                AXIA

                                                AXIA INCORPORATED

                                                        /s/ LYLE J. FEYE
                                                By: ____________________________

                                                            Lyle J. Feye
                                                Name: __________________________

                                                Title: Vice President
                                                       _________________________


                                                GUARANTORS

                                                AMES TAPING TOOL SYSTEMS, INC.

                                                        /s/ LYLE J. FEYE
                                                By: ____________________________

                                                            Lyle J. Feye
                                                Name: __________________________

                                                Title: Vice President
                                                       _________________________



                                                TAPE TECH TOOL CO. INC.

                                                        /s/ LYLE J. FEYE
                                                By: ____________________________

                                                            Lyle J. Feye
                                                Name: __________________________

                                                Title: Vice President
                                                       _________________________


                                                AGENT

                                                PARIBAS, as Agent


                                                     /s/  CHRISTOPHER S. GOODWIN
                                                By: ____________________________

                                                          Christopher S. Goodwin
                                                Name: __________________________

                                                Title:    Director
                                                       _________________________


                                                     /s/  CHARLES N. ROLFE
                                                By: ____________________________

                                                          Charles N. Rolfe
                                                Name: __________________________

                                                Title:    Director
                                                       _________________________


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                                             LENDERS

                                             PARIBAS

                                                  /s/ CHRISTOPHER S. GOODWIN
                                             By: ____________________________

                                                      Christopher S. Goodwin
                                             Name: __________________________

                                             Title:  Director
                                                    _________________________


                                                  /s/ CHARLES N. ROLFE
                                             By: ____________________________

                                                      Charles N. Rolfe
                                             Name: __________________________

                                             Title:  Director
                                                    _________________________



                                             THE CIT GROUP/BUSINESS CREDIT, INC.

                                             By: ____________________________

                                             Name: __________________________



                                             AMERICAN NATIONAL BANK AND TRUST
                                             COMPANY OF CHICAGO

                                             By: ____________________________

                                             Name: __________________________

                                             Title: _________________________


                                             LASALLE NATIONAL BANK

                                             By: ____________________________

                                             Name: __________________________

                                             Title: _________________________


                                             NATIONAL BANK OF CANADA

                                             By: ____________________________

                                             Name: __________________________

                                             Title: _________________________


                                             By: ____________________________

                                             Name: __________________________

                                             Title: _________________________


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